STRUCTURED ENTITIES	12 Months Ended
Dec. 31, 2021
Disclosure of unconsolidated structured entities [abstract]
STRUCTURED ENTITIES
NOTE 40: STRUCTURED ENTITIES
The Group’s interests in structured entities are consolidated. Details of the Group’s interests in these structured entities are set out in note 25 for securitisations and covered bond vehicles, note 27 for structured entities associated with the Group’s pension schemes, and below.
Asset-backed conduits
In addition to the structured entities discussed in note 25, which are used for securitisation and covered bond programmes, the Group sponsors an active asset-backed conduit, Cancara, which invests in client receivables and debt securities. The total consolidated exposure of Cancara at 31 December 2021 was £1,669 million (2020: £2,490 million), comprising £889 million of loans and advances (2020: £1,695 million) and £780 million of debt securities (2020: £795 million).
All lending assets and debt securities held by the Group in Cancara are restricted in use, as they are held by the collateral agent for the benefit of the commercial paper investors and the liquidity providers only. The Group provides liquidity facilities to Cancara under terms that are usual and customary for standard lending activities in the normal course of the Group’s banking activities. During 2021 there have continued to be planned drawdowns on certain liquidity facilities for balance sheet management purposes, supporting the programme to provide funding alongside the proceeds of the asset-backed commercial paper issuance. The Group could be asked to provide support under the contractual terms of these arrangements including, for example, if Cancara experienced a shortfall in external funding, which may occur in the event of market disruption.
The external assets in Cancara are consolidated in the Group’s financial statements.